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                                                                    Exhibit 99.2


                                                           FOR IMMEDIATE RELEASE
                                                        Contact:  Helen P. Oster
                                                                    203-866-3497




                              BALDWIN SELLS MISOMEX


NORWALK, CT, July 1, 1997--Baldwin Technology Company, Inc. (ASE:BLD) announced today that it has completed the previously-announced sale of the Misomex Group of Companies to Kaber Imaging, Inc., a high technology company headquartered in Hudson, New Hampshire.




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  Baldwin Technology Company, Inc. is the leading international manufacturer of material handling, accessory and control equipment for the printing industry.

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